FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
dollars in thousands, except per-share data and percentages
	Three Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2018	2018	2017	2017	2017
Ending Balances
Investments	$2,593,283	$2,592,823	$2,547,956	$2,561,516	$2,488,699
Loans, net of unearned income	15,792,969	15,696,284	15,768,247	15,486,899	15,346,617
Total assets	20,172,539	19,948,941	20,036,905	20,062,860	19,647,435
Deposits	15,599,799	15,477,103	15,797,532	16,141,780	15,357,361
Shareholders' equity	2,245,785	2,235,493	2,229,857	2,225,786	2,191,770

Average Balances
Investments	$2,601,705	$2,556,986	$2,566,337	$2,523,758	$2,488,684
Loans, net of unearned income	15,768,377	15,661,032	15,560,185	15,392,067	15,127,205
Total assets	20,063,375	19,876,093	20,072,579	19,872,726	19,300,975
Deposits	15,517,424	15,420,312	16,056,789	15,875,469	15,089,104
Shareholders' equity	2,246,904	2,224,615	2,237,031	2,215,389	2,181,189

Income Statement
Net interest income	$156,067	$151,318	$149,413	$146,809	$141,563
Provision for credit losses	33,117	3,970	6,730	5,075	6,700
Non-interest income	49,094	45,875	56,956	51,974	52,371
Non-interest expense	133,345	136,661	138,452	132,157	132,695
Income before taxes	38,699	56,562	61,187	61,551	54,539
Net income	35,197	49,480	34,001	48,905	45,467
Pre-provision net revenue(1)	73,449	62,150	69,361	65,532	62,954

Per Share
Net income (basic)	$0.20	$0.28	$0.19	$0.28	$0.26
Net income (diluted)	0.20	0.28	0.19	0.28	0.26
Cash dividends	0.12	0.12	0.14	0.11	0.11
Tangible common equity(1)	9.75	9.71	9.70	9.68	9.50
Weighted average shares (basic)	175,764	175,303	175,132	174,991	174,597
Weighted average shares (diluted)	176,844	176,568	176,374	176,216	175,532

Asset Quality
Net charge-offs to average loans (annualized)	1.01%	0.10%	0.14%	0.14%	0.11%
Non-performing loans to total loans	0.78%	0.86%	0.85%	0.88%	0.88%
Non-performing assets to total assets	0.67%	0.73%	0.72%	0.73%	0.75%
Allowance for credit losses to loans outstanding	1.07%	1.12%	1.12%	1.13%	1.14%
Allowance for loan losses to loans outstanding	0.99%	1.04%	1.08%	1.11%	1.12%
Allowance for credit losses to non-performing loans	136.77%	130.73%	130.67%	128.05%	128.92%
Allowance for loan losses to non-performing loans	126.11%	121.22%	126.08%	126.22%	126.96%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.16%	7.73%	7.71%	7.87%	8.02%
Total delinquency rate	1.18%	1.19%	1.24%	1.28%	1.20%

Profitability
Return on average assets	0.70%	1.01%	0.67%	0.98%	0.94%
Return on average shareholders' equity	6.28%	9.02%	6.03%	8.76%	8.36%
Return on average shareholders' equity (tangible)(1)	8.23%	11.85%	7.91%	11.52%	11.06%
Net interest margin	3.39%	3.35%	3.29%	3.27%	3.29%
Efficiency ratio(1)	63.29%	67.48%	64.24%	64.30%	65.33%

Capital Ratios
Tangible common equity ratio(1)	8.73%	8.78%	8.71%	8.67%	8.68%
Tier 1 leverage ratio(2)	9.20%	9.20%	8.93%	8.97%	9.06%
Common equity Tier 1 capital ratio(2)	10.60%	10.70%	10.38%	10.42%	10.25%
Tier 1 capital ratio(2)	10.60%	10.70%	10.38%	10.42%	10.25%
Total risk-based capital ratio(2)	13.20%	13.30%	13.02%	13.09%	12.95%

Financial information, as adjusted (3)
Net income			$49,635
Net income per share, diluted			$0.28
Return on average assets			0.98%
Return on average shareholders' equity			8.80%
Return on average shareholders' equity (tangible)			11.55%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of June 30, 2018 are preliminary and remaining periods are actual.
(3)Excluding the re-measurement of net deferred tax assets of $15.6 million, which is considered a Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the page titled “Reconciliation of Non-GAAP Measures" at the end of this document.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2018	2018	2017	2017	2017	2018	2017
ASSETS
Cash and due from banks	$99,742	$100,151	$108,291	$99,803	$94,938	(0.4)%	5.1%
Other interest-earning assets	364,802	267,806	354,566	645,796	392,842	36.2%	(7.1)%
Loans held for sale	35,898	23,450	31,530	23,049	62,354	53.1%	(42.4)%
Investment securities	2,593,283	2,592,823	2,547,956	2,561,516	2,488,699	—%	4.2%
Loans, net of unearned income	15,792,969	15,696,284	15,768,247	15,486,899	15,346,617	0.6%	2.9%
Allowance for loan losses	(156,050)	(163,217)	(169,910)	(172,245)	(172,342)	(4.4)%	(9.5)%
Net loans	15,636,919	15,533,067	15,598,337	15,314,654	15,174,275	0.7%	3.0%
Premises and equipment	230,195	230,313	222,802	221,551	217,558	(0.1)%	5.8%
Accrued interest receivable	55,208	53,060	52,910	50,082	47,603	4.0%	16.0%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	624,936	616,715	588,957	614,853	637,610	1.3%	(2.0)%
Total Assets	$20,172,539	$19,948,941	$20,036,905	$20,062,860	$19,647,435	1.1%	2.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$15,599,799	$15,477,103	$15,797,532	$16,141,780	$15,357,361	0.8%	1.6%
Short-term borrowings	983,833	937,852	617,524	298,751	694,859	4.9%	41.6%
Other liabilities	351,174	359,994	353,646	358,384	365,484	(2.5)%	(3.9)%
FHLB advances and long-term debt	991,948	938,499	1,038,346	1,038,159	1,037,961	5.7%	(4.4)%
Total Liabilities	17,926,754	17,713,448	17,807,048	17,837,074	17,455,665	1.2%	2.7%
Shareholders' equity	2,245,785	2,235,493	2,229,857	2,225,786	2,191,770	0.5%	2.5%
Total Liabilities and Shareholders' Equity	$20,172,539	$19,948,941	$20,036,905	$20,062,860	$19,647,435	1.1%	2.7%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,304,475	$6,332,508	$6,364,804	$6,275,140	$6,262,008	(0.4)%	0.7%
Commercial - industrial, financial and agricultural	4,264,602	4,299,072	4,300,297	4,223,075	4,245,849	(0.8)%	0.4%
Real estate - residential mortgage	2,094,530	1,976,524	1,954,711	1,887,907	1,784,712	6.0%	17.4%
Real estate - home equity	1,491,395	1,514,241	1,559,719	1,567,473	1,579,739	(1.5)%	(5.6)%
Real estate - construction	990,705	976,131	1,006,935	973,108	938,900	1.5%	5.5%
Consumer	360,315	326,766	313,783	302,448	283,156	10.3%	27.2%
Leasing and other	286,947	271,042	267,998	257,748	252,253	5.9%	13.8%
Total Loans, net of unearned income	$15,792,969	$15,696,284	$15,768,247	$15,486,899	$15,346,617	0.6%	2.9%
Deposits, by type:
Noninterest-bearing demand	$4,324,659	$4,291,821	$4,437,294	$4,363,915	$4,574,619	0.8%	(5.5)%
Interest-bearing demand	3,854,680	3,984,423	4,018,107	4,119,419	3,650,204	(3.3)%	5.6%
Savings and money market accounts	4,597,510	4,487,277	4,586,746	4,790,985	4,386,128	2.5%	4.8%
Total demand and savings	12,776,849	12,763,521	13,042,147	13,274,319	12,610,951	0.1%	1.3%
Brokered deposits	161,447	64,195	90,473	109,936	—	151.5%	—%
Time deposits	2,661,503	2,649,387	2,664,912	2,757,525	2,746,410	0.5%	(3.1)%
Total Deposits	$15,599,799	$15,477,103	$15,797,532	$16,141,780	$15,357,361	0.8%	1.6%
Short-term borrowings, by type:
Customer repurchase agreements	$152,594	$165,186	$172,017	$185,945	$174,224	(7.6)%	(12.4)%
Customer short-term promissory notes	303,239	342,666	225,507	106,994	74,366	(11.5)%	N/M
Short-term FHLB advances	185,000	35,000	—	—	240,000	N/M	(22.9)%
Federal funds purchased	343,000	395,000	220,000	5,812	206,269	(13.2)%	66.3%
Total Short-term Borrowings	$983,833	$937,852	$617,524	$298,751	$694,859	4.9%	41.6%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30	Jun 30
	2018	2018	2017	2017	2017	2018	2017	2018	2017	% Change
Interest Income:
Interest income	$186,170	$177,687	$174,987	$171,511	$163,881	4.8%	13.6%	$363,857	$322,368	12.9%
Interest expense	30,103	26,369	25,574	24,702	22,318	14.2%	34.9%	56,472	43,226	30.6%
Net Interest Income	156,067	151,318	149,413	146,809	141,563	3.1%	10.2%	307,385	279,142	10.1%
Provision for credit losses	33,117	3,970	6,730	5,075	6,700	N/M	N/M	37,087	11,500	N/M
Net Interest Income after Provision	122,950	147,348	142,683	141,734	134,863	(16.6)%	(8.8)%	270,298	267,642	1.0%
Non-Interest Income:
Other service charges and fees:
Merchant fees	4,920	4,115	4,308	4,398	4,531	19.6%	8.6%	9,035	8,138	11.0%
Debit card income	3,077	2,817	3,526	2,830	2,884	9.2%	6.7%	5,894	5,549	6.2%
Commercial loan interest rate swap fees	2,393	1,291	2,914	1,954	3,768	85.4%	(36.5)%	3,684	6,826	(46.0)%
Letter of credit fees	956	992	1,037	1,056	1,109	(3.6)%	(13.8)%	1,948	2,309	(15.6)%
Foreign exchange income	591	533	510	470	446	10.8%	32.6%	1,124	780	44.1%
Other	1,728	1,671	1,534	1,543	1,604	3.4%	7.7%	3,399	3,177	7.0%
Total	13,665	11,419	13,829	12,251	14,342	19.7%	(4.7)%	25,084	26,779	(6.3)%
Service charges on deposit accounts:
Overdraft fees	5,092	5,145	5,609	5,844	5,648	(1.0)%	(9.8)%	10,237	11,116	(7.9)%
Cash management fees	4,452	4,317	3,669	3,624	3,614	3.1%	23.2%	8,769	7,151	22.6%
Other	2,726	2,500	3,392	3,554	3,652	9.0%	(25.4)%	5,226	7,047	(25.8)%
Total	12,270	11,962	12,670	13,022	12,914	2.6%	(5.0)%	24,232	25,314	(4.3)%
Investment management and trust services	12,803	12,871	13,152	12,157	12,132	(0.5)%	5.5%	25,674	23,940	7.2%
Mortgage banking income	5,163	4,193	4,386	4,805	6,141	23.1%	(15.9)%	9,356	10,737	(12.9)%
Other:
Credit card income	2,866	2,816	2,778	2,829	2,666	1.8%	7.5%	5,682	5,314	6.9%
Small business administration lending income	846	357	1,355	565	1,163	137.0%	(27.3)%	1,203	1,591	(24.4)%
Other income	1,477	2,238	6,854	1,748	1,577	(34.0)%	(6.3)%	3,715	2,827	31.4%
Total	5,189	5,411	10,987	5,142	5,406	(4.1)%	(4.0)%	10,600	9,732	8.9%
Non-Interest Income before Investment Securities Gains	49,090	45,856	55,024	47,377	50,935	7.1%	(3.6)%	94,946	96,502	(1.6)%
Investment securities gains	4	19	1,932	4,597	1,436	(78.9)%	(99.7)%	23	2,542	(99.1)%
Total Non-Interest Income	49,094	45,875	56,956	51,974	52,371	7.0%	(6.3)%	94,969	99,044	(4.1)%
Non-Interest Expense:
Salaries and employee benefits	74,919	75,768	73,504	72,894	74,496	(1.1)%	0.6%	150,687	143,732	4.8%
Net occupancy expense	12,760	13,632	12,549	12,180	12,316	(6.4)%	3.6%	26,392	24,979	5.7%
Data processing and software	10,453	10,473	10,401	10,301	9,054	(0.2)%	15.5%	20,926	18,033	16.0%
Other outside services	7,568	8,124	7,665	6,582	7,708	(6.8)%	(1.8)%	15,692	13,254	18.4%
Professional fees	2,372	4,816	3,632	3,388	2,931	(50.7)%	(19.1)%	7,188	5,668	26.8%
Equipment expense	3,434	3,534	3,244	3,298	3,034	(2.8)%	13.2%	6,968	6,393	9.0%
FDIC insurance expense	2,663	2,953	3,618	3,007	2,366	(9.8)%	12.6%	5,616	4,424	26.9%
Marketing	2,335	2,250	1,725	2,089	2,234	3.8%	4.5%	4,585	4,220	8.6%
Amortization of tax credit investments	1,637	1,637	3,376	3,503	3,151	—%	(48.0)%	3,274	4,149	(21.1)%
Other	15,204	13,474	18,738	14,915	15,405	12.8%	(1.3)%	28,678	30,118	(4.8)%
Total Non-Interest Expense	133,345	136,661	138,452	132,157	132,695	(2.4)%	0.5%	270,006	254,970	5.9%
Income Before Income Taxes	38,699	56,562	61,187	61,551	54,539	(31.6)%	(29.0)%	95,261	111,716	(14.7)%
Income tax expense	3,502	7,082	27,186	12,646	9,072	(50.6)%	(61.4)%	10,584	22,869	(53.7)%
Net Income	$35,197	$49,480	$34,001	$48,905	$45,467	(28.9)%	(22.6)%	$84,677	$88,847	(4.7)%

PER SHARE:
Net income:
Basic	$0.20	$0.28	$0.19	$0.28	$0.26	(28.6)%	(23.1)%	$0.48	$0.51	(5.9)%
Diluted	0.20	0.28	0.19	0.28	0.26	(28.6)%	(23.1)%	0.48	0.51	(5.9)%

Weighted average shares (basic)	175,764	175,303	175,132	174,991	174,597	0.3%	0.7%	175,535	174,399	0.7%
Weighted average shares (diluted)	176,844	176,568	176,374	176,216	175,532	0.2%	0.7%	176,506	175,579	0.5%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	June 30, 2018			March 31, 2018			June 30, 2017
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,768,377	$170,006	4.32%	$15,661,032	$162,262	4.19%	$15,127,205	$152,649	4.05%
Taxable investment securities	2,262,789	13,885	2.45%	2,198,838	13,193	2.40%	2,090,120	11,473	2.20%
Tax-exempt investment securities	408,715	3,713	3.63%	412,830	3,753	3.64%	404,680	4,394	4.34%
Equity securities	—	—	—%	509	5	3.93%	10,759	148	5.52%
Total Investment Securities	2,671,504	17,598	2.63%	2,612,177	16,951	2.60%	2,505,559	16,015	2.56%
Loans held for sale	22,237	284	5.11%	20,015	216	4.31%	19,750	201	4.07%
Other interest-earning assets	316,381	1,243	1.57%	302,783	1,172	1.55%	324,719	802	0.99%
Total Interest-earning Assets	18,778,499	189,131	4.04%	18,596,007	180,601	3.93%	17,977,233	169,667	3.78%
Noninterest-earning assets:
Cash and due from banks	100,811			105,733			103,078
Premises and equipment	232,048			230,247			218,075
Other assets	1,112,913			1,113,326			1,174,745
Less: allowance for loan losses	(160,896)			(169,220)			(172,156)
Total Assets	$20,063,375			$19,876,093			$19,300,975
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,952,115	$4,959	0.50%	$3,958,894	$4,004	0.41%	$3,690,059	$2,780	0.30%
Savings deposits	4,538,083	5,545	0.49%	4,494,445	4,367	0.39%	4,315,495	2,710	0.25%
Brokered deposits	85,242	396	1.87%	74,026	276	1.51%	—	—	—%
Time deposits	2,660,410	8,385	1.26%	2,646,779	7,803	1.20%	2,696,033	7,394	1.10%
Total Interest-bearing Deposits	11,235,850	19,285	0.69%	11,174,144	16,450	0.60%	10,701,587	12,884	0.48%
Short-term borrowings	1,023,160	3,036	1.18%	896,839	2,041	0.91%	633,102	974	0.61%
FHLB advances and long-term debt	945,177	7,783	3.30%	987,315	7,878	3.21%	1,070,845	8,460	3.16%
Total Interest-bearing Liabilities	13,204,187	30,104	0.91%	13,058,298	26,369	0.82%	12,405,534	22,318	0.72%
Noninterest-bearing liabilities:
Demand deposits	4,281,574			4,246,168			4,387,517
Other	330,710			347,012			326,735
Total Liabilities	17,816,471			17,651,478			17,119,786
Shareholders' equity	2,246,904			2,224,615			2,181,189
Total Liabilities and Shareholders' Equity	$20,063,375			$19,876,093			$19,300,975
Net interest income/net interest margin (fully taxable equivalent)		159,027	3.39%		154,232	3.35%		147,349	3.29%
Tax equivalent adjustment		(2,960)			(2,914)			(5,786)
Net interest income		$156,067			$151,318			$141,563

(1) Three months ended June 30, 2018 and March 31, 2018 are presented on a fully taxable-equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances. Prior periods are presented on a fully taxable-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.69%, 0.62% and 0.53% for the three months ended June 30, 2018, March 31, 2018 and June 30, 2017, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2018	2018	2017	2017	2017	2018	2017
Loans, by type:
Real estate - commercial mortgage	$6,298,534	$6,305,821	$6,232,674	$6,208,630	$6,163,844	(0.1)%	2.2%
Commercial - industrial, financial and agricultural	4,335,097	4,288,634	4,263,199	4,257,075	4,221,025	1.1%	2.7%
Real estate - residential mortgage	2,026,161	1,958,505	1,926,067	1,841,559	1,707,929	3.5%	18.6%
Real estate - home equity	1,502,936	1,538,974	1,560,713	1,569,898	1,587,680	(2.3)%	(5.3)%
Real estate - construction	978,327	984,242	1,004,166	943,029	897,321	(0.6)%	9.0%
Consumer	345,572	315,927	312,320	318,546	300,967	9.4%	14.8%
Leasing and other	281,750	268,930	261,046	253,330	248,439	4.8%	13.4%
Total Loans, net of unearned income	$15,768,377	$15,661,032	$15,560,185	$15,392,067	$15,127,205	0.7%	4.2%
Deposits, by type:
Noninterest-bearing demand	$4,281,574	$4,246,168	$4,454,456	$4,494,897	$4,387,517	0.8%	(2.4)%
Interest-bearing demand	3,952,115	3,958,894	4,037,879	3,943,118	3,690,059	(0.2)%	7.1%
Savings and money market accounts	4,538,083	4,494,445	4,752,337	4,603,155	4,315,495	1.0%	5.2%
Total demand and savings	12,771,772	12,699,507	13,244,672	13,041,170	12,393,071	0.6%	3.1%
Brokered deposits	85,242	74,026	105,135	89,767	—	15.2%	100.0%
Time deposits	2,660,410	2,646,779	2,706,982	2,744,532	2,696,033	0.5%	(1.3)%
Total Deposits	$15,517,424	$15,420,312	$16,056,789	$15,875,469	$15,089,104	0.6%	2.8%
Short-term borrowings, by type:
Customer repurchase agreements	$162,276	$175,292	$179,948	$176,415	$199,657	(7.4)%	(18.7)%
Customer short-term promissory notes	316,049	308,725	195,951	80,147	77,554	2.4%	N/M
Federal funds purchased	398,297	379,822	15,374	90,453	242,375	4.9%	64.3%
Short-term FHLB advances and other borrowings	146,538	33,000	11	55,326	113,516	N/M	29.1%
Total Short-term Borrowings	$1,023,160	$896,839	$391,284	$402,341	$633,102	14.1%	61.6%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months Ended June 30
	2018			2017
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,715,001	$332,268	4.26%	$14,993,129	$299,299	4.02%
Taxable investment securities	2,230,991	27,078	2.43%	2,117,733	23,387	2.21%
Tax-exempt investment securities	410,761	7,466	3.64%	404,271	8,777	4.34%
Equity securities	253	5	8.30%	11,247	324	5.81%
Total Investment Securities	2,642,005	34,549	2.62%	2,533,251	32,488	2.57%
Loans held for sale	21,132	500	4.73%	17,814	388	4.36%
Other interest-earning assets	309,620	2,415	1.56%	318,542	1,644	1.03%
Total Interest-earning Assets	$18,687,758	369,732	3.98%	$17,862,736	333,819	3.76%
Noninterest-earning assets:
Cash and due from banks	103,258			109,766
Premises and equipment	231,152			217,974
Other assets	1,113,118			1,162,254
Less: allowance for loan losses	(165,035)			(171,151)
Total Assets	$19,970,251			$19,181,579
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,955,485	$8,963	0.46%	$3,670,603	$5,019	0.28%
Savings deposits	4,516,384	9,912	0.44%	4,255,190	4,921	0.23%
Brokered deposits	79,665	672	1.70%	—	—	—%
Time deposits	2,653,634	16,188	1.23%	2,717,624	14,745	1.09%
Total Interest-bearing Deposits	11,205,168	35,735	0.64%	10,643,417	24,685	0.47%
Short-term borrowings	960,348	5,077	1.06%	672,580	1,829	0.54%
FHLB advances and long-term debt	966,129	15,661	3.25%	1,030,667	16,712	3.25%
Total Interest-bearing Liabilities	13,131,645	56,473	0.87%	12,346,664	43,226	0.70%
Noninterest-bearing liabilities:
Demand deposits	4,263,968			4,344,859
Other	338,817			329,076
Total Liabilities	17,734,430			17,020,599
Shareholders' equity	2,235,821			2,160,980
Total Liabilities and Shareholders' Equity	$19,970,251			$19,181,579
Net interest income/net interest margin (fully taxable equivalent)		313,259	3.37%		290,593	3.28%
Tax equivalent adjustment		(5,874)			(11,451)
Net interest income		$307,385			$279,142
(1) Six months ended June 30, 2018 is presented on a fully taxable-equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances. Prior periods are presented on a fully taxable-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.65% and 0.52% for the six months ended June 30, 2018 and 2017, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Six Months Ended
	June 30
	2018	2017	% Change

Loans, by type:
Real estate - commercial mortgage	$6,302,157	$6,101,836	3.3%
Commercial - industrial, financial and agricultural	4,311,994	4,213,094	2.3%
Real estate - residential mortgage	1,992,520	1,672,994	19.1%
Real estate - home equity	1,520,855	1,600,394	(5.0)%
Real estate - construction	981,269	869,299	12.9%
Consumer	330,831	292,704	13.0%
Leasing and other	275,375	242,808	13.4%
Total Loans, net of unearned income	$15,715,001	$14,993,129	4.8%

Deposits, by type:
Noninterest-bearing demand	$4,263,968	$4,344,859	(1.9)%
Interest-bearing demand	3,955,485	3,670,603	7.8%
Savings and money market accounts	4,516,384	4,255,190	6.1%
Total demand and savings	12,735,837	12,270,652	3.8%
Brokered deposits	79,665	—	100.0%
Time deposits	2,653,634	2,717,624	(2.4)%
Total Deposits	$15,469,136	$14,988,276	3.2%

Short-term borrowings, by type:
Customer repurchase agreements	$169,300	$199,945	(15.3)%
Customer short-term promissory notes	312,407	78,348	N/M
Federal funds purchased	389,111	275,116	41.4%
Short-term FHLB advances and other borrowings	89,530	119,171	(24.9)%
Total Short-term Borrowings	$960,348	$672,580	42.8%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2018	2018	2017	2017	2017	2018	2017
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$176,019	$176,084	$174,749	$174,998	$172,647	$176,084	$171,325
Loans charged off:
Commercial - industrial, financial and agricultural	(38,632)	(4,005)	(5,473)	(2,714)	(5,353)	(42,637)	(10,880)
Consumer and home equity	(1,528)	(1,300)	(1,071)	(920)	(1,022)	(2,828)	(2,576)
Real estate - construction	(606)	(158)	—	(2,744)	(774)	(764)	(1,021)
Real estate - residential mortgage	(483)	(162)	(152)	(195)	(124)	(645)	(340)
Real estate - commercial mortgage	(366)	(267)	(220)	(483)	(242)	(633)	(1,466)
Leasing and other	(545)	(505)	(457)	(739)	(1,200)	(1,050)	(1,839)
Total loans charged off	(42,160)	(6,397)	(7,373)	(7,795)	(8,715)	(48,557)	(18,122)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	541	1,075	941	665	1,974	1,616	6,165
Consumer and home equity	717	385	466	445	685	1,102	1,058
Real estate - construction	444	306	32	629	373	750	921
Real estate - residential mortgage	96	107	186	219	151	203	381
Real estate - commercial mortgage	321	279	178	106	934	600	1,384
Leasing and other	152	210	175	407	249	362	386
Recoveries of loans previously charged off	2,271	2,362	1,978	2,471	4,366	4,633	10,295
Net loans recovered charged off	(39,889)	(4,035)	(5,395)	(5,324)	(4,349)	(43,924)	(7,827)
Provision for credit losses	33,117	3,970	6,730	5,075	6,700	37,087	11,500
Balance at end of period	$169,247	$176,019	$176,084	$174,749	$174,998	$169,247	$174,998
Net charge-offs to average loans (annualized)	1.01%	0.10%	0.14%	0.14%	0.11%	0.56%	0.10%
NON-PERFORMING ASSETS:
Non-accrual loans	$111,116	$122,966	$124,749	$123,345	$122,600
Loans 90 days past due and accruing	12,628	11,676	10,010	13,124	13,143
Total non-performing loans	123,744	134,642	134,759	136,469	135,743
Other real estate owned	11,181	10,744	9,823	10,542	11,432
Total non-performing assets	$134,925	$145,386	$144,582	$147,011	$147,175
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$44,045	$54,915	$54,309	$54,209	$51,320
Real estate - commercial mortgage	39,278	36,183	35,446	34,650	32,576
Real estate - residential mortgage	18,888	20,169	20,972	21,643	21,846
Consumer and home equity	12,038	12,272	11,803	12,472	13,156
Real estate - construction	9,319	10,931	12,197	13,415	16,564
Leasing	176	172	32	80	281
Total non-performing loans	$123,744	$134,642	$134,759	$136,469	$135,743

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$25,055	$25,602	$26,016	$26,193	$26,368
Real-estate - commercial mortgage	16,420	18,181	13,959	14,439	13,772
Consumer and home equity	16,212	16,091	15,584	14,822	12,064
Commercial - industrial, financial and agricultural	11,199	11,740	10,820	7,512	8,086
Real estate - construction	—	—	—	169	1,475
Total accruing TDRs	$68,886	$71,614	$66,379	$63,135	$61,765
Non-accrual TDRs (1)	24,743	24,897	29,051	28,742	29,373
Total TDRs	$93,629	$96,511	$95,430	$91,877	$91,138
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2018	2018	2017	2017	2017

Real estate - commercial mortgage	0.77%	0.77%	0.77%	0.75%	0.66%
Commercial - industrial, financial and agricultural	1.44%	1.48%	1.50%	1.54%	1.43%
Real estate - construction	1.02%	1.12%	1.32%	1.50%	1.82%
Real estate - residential mortgage	1.90%	1.91%	2.04%	2.25%	2.08%
Consumer, home equity, leasing and other	1.22%	1.20%	1.37%	1.38%	1.34%
Total	1.18%	1.19%	1.24%	1.28%	1.20%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2018	2018	2017	2017	2017	2018	2017
Shareholders' equity (tangible), per share
Shareholders' equity	$2,245,785	$2,235,493	$2,229,857	$2,225,786	$2,191,770
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,714,229	$1,703,937	$1,698,301	$1,694,230	$1,660,214

Shares outstanding, end of period (denominator)	175,847	175,404	175,170	175,057	174,740

Shareholders' equity (tangible), per share	$9.75	$9.71	$9.70	$9.68	$9.50

Return on average shareholders' equity (tangible)
Net income (numerator)	$35,197	$49,480	$34,001	$48,905	$45,467	$84,677	$88,847

Average shareholders' equity	$2,246,904	$2,224,615	$2,237,031	$2,215,389	$2,181,189	$2,235,821	$2,160,980
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,715,348	$1,693,059	$1,705,475	$1,683,833	$1,649,633	$1,704,265	$1,629,424

Return on average shareholders' equity (tangible), annualized	8.23%	11.85%	7.91%	11.52%	11.06%	10.02%	11.00%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,245,785	$2,235,493	$2,229,857	$2,225,786	$2,191,770
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,714,229	$1,703,937	$1,698,301	$1,694,230	$1,660,214

Total assets	$20,172,539	$19,948,941	$20,036,905	$20,062,860	$19,647,435
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	$19,640,983	$19,417,385	$19,505,349	$19,531,304	$19,115,879

Tangible Common Equity to Tangible Assets	8.73%	8.78%	8.71%	8.67%	8.68%

Efficiency ratio
Non-interest expense	$133,345	$136,661	$138,452	$132,157	$132,695	$270,006	$254,970
Less: Amortization on tax credit investments	(1,637)	(1,637)	(3,376)	(3,503)	(3,151)	(3,274)	(4,149)
Non-interest expense (numerator)	$131,708	$135,024	$135,076	$128,654	$129,544	$266,732	$250,821

Net interest income (fully taxable equivalent)	$159,027	$154,232	$155,253	$152,721	$147,349	$313,259	$290,593
Plus: Total Non-interest income	49,094	45,875	56,956	51,974	52,371	94,969	99,044
Less: Investment securities gains	(4)	(19)	(1,932)	(4,597)	(1,436)	(23)	(2,542)
Net interest income (denominator)	$208,117	$200,088	$210,277	$200,098	$198,284	$408,205	$387,095

Efficiency ratio	63.29%	67.48%	64.24%	64.30%	65.33%	65.34%	64.80%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$134,925	$145,386	$144,582	$147,011	$147,175

Tangible shareholders' equity	$1,714,229	$1,703,937	1,698,301	1,694,230	$1,660,214
Plus: Allowance for credit losses	169,247	176,019	176,084	174,749	174,998
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,883,476	$1,879,956	$1,874,385	$1,868,979	$1,835,212

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.16%	7.73%	7.71%	7.87%	8.02%

Pre-provision net revenue
Net interest income	$156,067	$151,318	$149,413	$146,809	$141,563	$307,385	$279,142
Non-interest income	49,094	45,875	56,956	51,974	52,371	94,969	99,044
Less: Investment securities gains	(4)	(19)	(1,932)	(4,597)	(1,436)	(23)	(2,542)
Total revenue	$205,157	$197,174	$204,437	$194,186	$192,498	$402,331	$375,644

Non-interest expense	$133,345	$136,661	$138,452	$132,157	$132,695	$270,006	$254,970
Less: Amortization on tax credit investments	(1,637)	(1,637)	(3,376)	(3,503)	(3,151)	(3,274)	(4,149)
Total non-interest expense	$131,708	$135,024	$135,076	$128,654	$129,544	$266,732	$250,821

Pre-provision net revenue	$73,449	$62,150	$69,361	$65,532	$62,954	$135,599	$124,823

Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the Tax Charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets:

Net income and Net income per share, diluted
Net income			$34,001
Plus: Re-measurement of net deferred tax assets			15,634
Net Income, adjusted (numerator)			$49,635

Weighted average shares (diluted)			176,374

Net income per share, diluted			$0.28

Return on average assets
Net income			$34,001
Plus: Re-measurement of net deferred tax assets			15,634
Net Income, adjusted (numerator)			$49,635

Average assets (denominator)			$20,072,579

Return on average assets, annualized			0.98%

Return on average shareholders' equity
Net income			$34,001
Plus: Re-measurement of net deferred tax assets			15,634
Net Income, adjusted (numerator)			$49,635

Average shareholders' equity (denominator)			$2,237,031

Return on average shareholders' equity, annualized			8.80%

Return on average shareholders' equity (tangible)
Net Income, as reported			$34,001
Plus: Re-measurement of net deferred tax assets			15,634
Net Income, adjusted (numerator)			$49,635

Average shareholders' equity			$2,237,031
Less: Average goodwill and intangible assets			(531,556)
Average tangible shareholders' equity (denominator)			$1,705,475

Return on average shareholders' equity (tangible), annualized			11.55%